                                      FORM T-1

                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                              STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                      CORPORATION DESIGNATED TO ACT AS TRUSTEE

                        CHECK IF AN APPLICATION TO DETERMINE
                        ELIGIBILITY OF A TRUSTEE PURSUANT TO
                          SECTION 305(b)(2)           |__|

                                     -----------

                                  THE BANK OF NEW YORK
                  (Exact name of trustee as specified in its charter)

New York                                              13-5160382
(State of incorporation                               (I.R.S. employer
if not a U.S. national bank)                          identification no.)

One Wall Street, New York, N.Y.                       10286
(Address of principal executive offices)              (Zip code)

                                     -----------

                            ARCHIBALD CANDY CORPORATION
                (Exact name of obligor as specified in its charter)


Illinois                                              36-0743280
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                             Sweet Factory Group, Inc.
                (Exact name of obligor as specified in its charter)


Delaware
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                                Sweet Factory, Inc.
                (Exact name of obligor as specified in its charter)

Delaware
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)

                                SF Properties, Inc.
                (Exact name of obligor as specified in its charter)

Delaware
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


                                  SF Candy Company
                (Exact name of obligor as specified in its charter)


Delaware
(State or other jurisdiction of                       (I.R.S. employer
incorporation or organization)                        identification no.)


1137 West Jackson Boulevard
Chicago, Illinois                                     60607
(Address of principal executive offices)              (Zip code)

                                   _____________

                       10-1/4% Senior Secured Notes due 2004
                         (Title of the indenture securities)

==============================================================================
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1.   GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

--------------------------------------------------------------------------------
Name                                         Address
--------------------------------------------------------------------------------
Superintendent of Banks of the State of      2 Rector Street, New York,
New York                                     N.Y.  10006, and Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza, New York,
                                             N.Y.  10045

Federal Deposit Insurance Corporation        Washington, D.C.  20429

New York Clearing House Association          New York, New York   10005

     (b)  WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.   AFFILIATIONS WITH OBLIGOR.

     IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

     None.

16.  LIST OF EXHIBITS.

     EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND
     17 C.F.R. 229.10(d).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and
          Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement
          No. 33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

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                                     SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 27th day of January, 1999.

                                   THE BANK OF NEW YORK



                                   By:       /s/  VAN K. BROWN
                                      ----------------------------------------
                                      Name:   VAN K. BROWN
                                      Title:  ASSISTANT VICE PRESIDENT

                        Consolidated Report of Condition of

                                THE BANK OF NEW YORK

                         of 48 Wall Street, New York, N.Y. 10286
                          And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                           Dollar Amounts
 ASSETS                                                                      in Thousands
   Cash and balances due from depository institutions:
      Noninterest-bearing balances and currency and coin                       $7,301,241

      Interest-bearing balances                                                 1,385,944

   Securities:
      Held-to-maturity securities                                               1,000,737

      Available-for-sale securities                                             4,240,655

   Federal funds sold and Securities purchased under
      agreements to resell                                                        971,453

   Loans and lease financing receivables:
      Loans and leases, net of unearned income                                 38,788,269
      LESS: Allowance for loan and lease losses                                   632,875
      LESS: Allocated transfer risk reserve                                             0
      Loans and leases, net of unearned income, allowance, and reserve         38,155,394
      Assets held in trading accounts                                           1,307,562
      Premises and fixed assets (including capitalized leases)                    670,445

      Other real estate owned                                                      13,598

      Investments in unconsolidated subsidiaries and associated companies         215,024

      Customers' liability to this bank on acceptances outstanding                974,237

      Intangible assets                                                         1,102,625

      Other assets                                                              1,944,777
                                                                              -----------
      Total assets
                                                                              $59,283,692
                                                                              ===========
 LIABILITIES
 Deposits:
      In domestic offices                                                     $26,930,258

      Noninterest-bearing                                                      11,579,390

      Interest-bearing                                                         15,350,868

      In foreign offices, Edge and Agreement subsidiaries, and IBFs            16,117,854

      Noninterest-bearing                                                         187,464

      Interest-bearing                                                         15,930,390

 Federal funds purchased and Securities sold under agreements to repurchase     2,170,238

 Demand notes issued to the U.S.Treasury                                          300,000

 Trading liabilities                                                            1,310,867

 Other borrowed money:
      With remaining maturity of one year or less                               2,549,479
      With remaining maturity of more than one year through three years                 0

      With remaining maturity of more than three years                             46,654

 Bank's liability on acceptances executed and outstanding                         983,398

 Subordinated notes and debentures                                              1,314,000

 Other liabilities                                                              2,295,520
                                                                              -----------

 Total liabilities                                                            $54,018,268
                                                                              ===========
 EQUITY CAPITAL
 Common stock                                                                   1,135,284

 Surplus                                                                          731,319

 Undivided profits and capital reserves                                         3,385,227

 Net unrealized holding gains (losses) on available-for-sale securities            51,233

 Cumulative foreign currency translation adjustments                              (37,639)
                                                                              -----------

 Total equity capital                                                           5,265,424
                                                                              -----------

 Total liabilities and equity capital                                         $59,283,692
                                                                              ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                      Robert E. Keilman

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                       -7-
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J. Carter Bacot             Directors
Thomas A. Renyi
Alan R. Griffith

                                       -8-